United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(5,111,925)
Unrealized Gain (Loss) on Market Value of Futures	(5,388,262)
Unrealized Gain (Loss) on Foreign Currency Translations	(118)
Interest Income	32,280
ETF Transaction Fees	1,750
Total Income (Loss)	$(10,466,275)

Expenses
Management Fees	$394,233
Audit Fees	71,358
Brokerage Commissions	23,696
Legal Fees	14,003
Non-interested Directors' Fees and Expenses	4,015
Prepaid Insurance Expense	2,203
Tax Reporting Fees	(70,116)
Total Expenses	$439,392
Net Income (Loss)	$(10,905,667)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/12	$490,105,170
Additions (200,000 Units)	11,822,050
Withdrawals (50,000 Units)	(2,935,826)
Net Income (Loss)	(10,905,667)

Net Asset Value End of Month	$488,085,727
Net Asset Value Per Unit (8,350,000 Units)	$58.45

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(37,363)
Unrealized Gain (Loss) on Market Value of Futures	40,088
Interest Income	168
Total Income (Loss)	$2,893

Expenses
Management Fees	$1,393
Brokerage Commissions	118
Non-interested Directors' Fees and Expenses	21
Prepaid Insurance Expense	15
Other Expenses	11,036
Total Expenses	12,583
Expense Waiver	(10,715)
Net Expenses	$1,868
Net Income (Loss)	$1,025

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/12	$2,541,921
Net Income (Loss)	1,025

Net Asset Value End of Month	$2,542,946
Net Asset Value Per Unit (100,000 Units)	$25.43

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended December 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(11,001)
Realized Trading Gain (Loss) on Foreign Currency Transactions	24
Unrealized Gain (Loss) on Market Value of Futures	(78,673)
Unrealized Gain (Loss) on Foreign Currency Translations	(25)
Interest Income	184
Total Income (Loss)	$(89,491)

Expenses
Management Fees	$1,772
Brokerage Commissions	91
Non-interested Directors' Fees and Expenses	21
Other Expenses	10,602
Total Expenses	12,486
Expense Waiver	(10,270)
Net Expenses	$2,216
Net Income (Loss)	$(91,707)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/12	$2,647,399
Net Income (Loss)	(91,707)

Net Asset Value End of Month	$2,555,692
Net Asset Value Per Unit (100,000 Units)	$25.56

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended December 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,764)
Unrealized Gain (Loss) on Market Value of Futures	(31,384)
Unrealized Gain (Loss) on Foreign Currency Translations	(1)
Interest Income	179
Total Income (Loss)	$(33,970)

Expenses
Management Fees	$1,581
Brokerage Commissions	62
Non-interested Directors' Fees and Expenses	22
Other Expenses	10,602
Total Expenses	12,267
Expense Waiver	(10,263)
Net Expenses	$2,004
Net Income (Loss)	$(35,974)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/12	$2,683,151
Net Income (Loss)	(35,974)

Net Asset Value End of Month	$2,647,177
Net Asset Value Per Unit (100,000 Units)	$26.47

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(5,163,053)
Realized Trading Gain (Loss) on Foreign Currency Transactions	24
Unrealized Gain (Loss) on Market Value of Futures	(5,458,231)
Unrealized Gain (Loss) on Foreign Currency Translations	(144)
Interest Income	32,811
ETF Transaction Fees	1,750
Total Income (Loss)	$(10,586,843)

Expenses
Management Fees	$398,979
Audit Fees	71,358
Brokerage Commissions	23,967
Legal Fees	14,003
Non-interested Directors' Fees and Expenses	4,079
Prepaid Insurance Expense	2,218
Tax Reporting Fees	(70,116)
Other Expenses	32,240
Total Expenses	476,728
Expense Waiver	(31,248)
Net Expenses	$445,480
Net Income (Loss)	$(11,032,323)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/12	$497,977,641
Additions (200,000 Units)	11,822,050
Withdrawals (50,000 Units)	(2,935,826)
Net Income (Loss)	(11,032,323)

Net Asset Value End of Month	$495,831,542

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612